Leases	12 Months Ended
Dec. 31, 2012
Leases

Note L: Leases

Total lease expense for operating leases was $44,177,000, $46,314,000 and $47,830,000 for the years ended December 31, 2012, 2011 and 2010, respectively. The Corporation’s operating leases generally contain renewal and/or purchase options with varying terms. The Corporation has royalty agreements that generally require royalty payments based on tons produced or total sales dollars and also contain minimum payments. Total royalties, principally for leased properties, were $43,445,000, $36,333,000 and $37,474,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum lease and mineral and other royalty commitments for all noncancelable agreements as of December 31, 2012 are as follows:

(add 000)
2013	$75,298
2014	55,706
2015	51,353
2016	38,828
2017	29,851
Thereafter	109,464
Total	$360,500

Of the total future minimum commitments, $107,011,000 relates to the Corporation’s contracts of affreightment.